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Exhibit 99.2


Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Lowe's Companies, Inc. (the Company) on Form 10-Q for the period ending November 1, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the Report), I, Robert
A. Niblock, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






    /s/Robert A. Niblock
___________________________________
Name:  Robert A. Niblock
Title: Executive Vice President and
       Chief Financial Officer
Date:  December 9, 2002